TCW/DW NORTH AMERICAN GOVERNMENT INCOME TRUST      Two World Trade Center,
LETTER TO THE SHAREHOLDERS October 31, 1997        New York, New York 10048

DEAR SHAREHOLDER:

The fiscal year ended October 31, 1997, began with U.S. interest rates rising moderately. However, in the second half, rates reversed course in response to reassuring inflation data, a declining budget deficit and a somewhat complacent Federal Reserve Board. Yields on three-and six-month treasuries remained relatively stable during the period under review, while those on three-and five-year treasuries declined by 18 and 35 basis points, respectively. Yields on longer-term treasuries declined by as much as 50 basis points. Recent indications of accelerating economic growth call into question the market's ability to sustain this rally much further. Economists continue to see strong growth across a wide section of the economy including consumer spending, housing and employment.

Mexico continues to follow sound economic policies and its currency is under much less pressure now than in previous years. However, the recent market sell-off in Asia increased volatility in Mexico, as it did in many countries around the world. This situation, combined with persistent problems with drug trafficking and a weak banking system, has reduced Mexico's attractiveness for the Fund.

Canada continues to be characterized by increased economic and political stability. The Separatist issue in Quebec has taken a back seat, at least temporarily, and the Canadian government is moving forward in its attempts to reduce the deficit. Nonetheless, the currency risk associated with Canadian investments remains a concern.

PERFORMANCE

For the fiscal year ended October 31, 1997, TCW/DW North American Government Income Trust's net asset value increased from $8.39 to $8.59 per share. Based on this change, and including reinvestment of income distributions totaling approximately $0.43 per share, the Fund's total return for the fiscal year was 7.80 percent. During the same period, the Lehman Brothers Short (1-5 year) U.S. Government Index posted a total return of 6.84 percent, while the Lipper Short World Multi-Market Income

TCW/DW NORTH AMERICAN GOVERNMENT INCOME TRUST
LETTER TO THE SHAREHOLDERS October 31, 1997, continued

Funds Average registered a total return of 5.02 percent. The accompanying chart illustrates the growth of a $10,000 investment in the Fund from inception ( July 31, 1992) versus the performance of similar hypothetical investments in the issues that comprise the Lehman Brothers Index and the Lipper Average.

INVESTMENT SECTORS

 #############################################################################


TCW/DW NORTH AMERICAN GOVERNMENT INCOME TRUST

                               GROWTH OF $10,000


DATE                     TOTAL          LEHMAN         LIPPER
----                     -----          ------         ------

July 31, 1992            $10,000        $10,000        $10,000
October 31, 1992         $10,128        $10,120        $ 9,765
October 31, 1993         $11,075        $10,879        $10,345
October 31, 1994         $10,515        $10,846        $10,314
October 31, 1995         $10,684        $11,958        $10,515
October 31, 1996         $11,366        $12,659        $11,535
October 31, 1997         $12,253(2)     $13,524        $12,114


     Average Annual Total Returns

   1 Year           5 Years             Life of Fund
   ------           -------             ------------
   7.80(1)          3.88(1)               3.95(1)

   --FUND           --LEHMAN(3)           --LIPPER(4)
------------------------------------------------------------

Past performance is not predictive of future returns

-----------------------------------------------------

1. Figure shown assumes reinvestment of all distributions. There is no sales charge.

2.   Closing Value assuming a complete redemption on October 31, 1997.

3. The Lehman Brothers Short (1-5) U.S. Government Index measures the performance of all U.S. Government agency and U.S. Treasury securities with maturities of one to five years. The performance of the Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

4. The Lipper Short World Multi-Market Income Funds Average tracks the performance of funds which invest primarily in non-U.S. dollar and U.S. dollar debt instruments and, by policy, keep a dollar-weighted average maturity of less than 5 years, as reported by Lipper Analytical Services.



#############################################################################

United States

As of October 31, 1997, 100 percent of the Fund's assets remained invested in the United States. The Fund's investment adviser, TCW Funds Management, Inc.
(TCW), continues to emphasize high-quality mortgage-backed securities, including various types of AAA-rated collateralized mortgage obligations
(CMOs), pass-through securities and adjustable rate mortgages (ARMs) that generally have yields in excess of U.S. treasury securities.

The mortgage sector has been a top-performing fixed-income asset so far this year. New CMO issuance activity has shown a strong resurgence with year-to-date volume exceeding $100 billion, the highest level since 1994. However, the decline in interest rates in the last six months has led to renewed concerns about prepayment rates. Refinancing activity has been steadily increasing since the summer and analysts expect prepayments to continue moving higher. Therefore, TCW continues to emphasize securities with call protection and other features designed to soften the effects of rapid prepayment rates on returns.

Mexico and Canada

The Fund continued to remain on the sidelines with respect to investing in Mexico and Canada during the past 12 months. In general, TCW only purchases securities with currency risk when currency hedge costs decline and yield spreads widen. Similarly, when hedge costs increase and/or yield spreads narrow, foreign securities are generally sold. However, TCW will continue to monitor these sectors for attractive investment opportunities relative to those in the United States.

TCW/DW NORTH AMERICAN GOVERNMENT INCOME TRUST
LETTER TO THE SHAREHOLDERS October 31, 1997, continued

LOOKING AHEAD

Although nominal interest rates have been falling over the past six months, real rates of interest, which take into account the rate of inflation, are still historically high. The persistent lack of inflationary pressure over the past few quarters has kept the Federal Reserve Board from raising interest rates in this part of the economic cycle. However, the Federal Reserve Board will be closely watching inflationary data, wage and employment figures, and consumer spending numbers for possible indications that they should take action.

In spite of the considerable progress that Mexico and Canada have made towards economic stability, they still face a number of challenges. The cost to hedge currency and interest-rate risks currently reduces the attractiveness of Mexican and Canadian securities as investment vehicles for the Fund. TCW will continue to evaluate these factors when weighing any decision to invest in non-dollar denominated securities.

We appreciate your ongoing support of TCW/DW North American Government Income Trust and look forward to continuing to serve your investment needs.

Sincerely,

/s/ Charles A. Fiumefreddo

CHARLES A. FIUMEFREDDO
Chairman of the Board

TCW/DW NORTH AMERICAN GOVERNMENT INCOME TRUST
PORTFOLIO OF INVESTMENTS October 31, 1997

 PRINCIPAL
 AMOUNT IN                                                                     COUPON    MATURITY
 THOUSANDS                                                                      RATE       DATE        VALUE
----------------------------------------------------------------------------------------------------------------
            U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (48.8%)
   $8,223   Federal Home Loan Mortgage Corp. ARM ............................     7.884%  08/01/23   $8,606,707
    6,029   Federal Home Loan Mortgage Corp. ARM ............................     7.961   03/01/25    6,306,627
    8,899   Federal Home Loan Mortgage Corp. PC GOLD ........................     6.00    11/01/00-
                                                                                          12/01/00    8,787,415
    6,848   Federal Home Loan Mortgage Corp. PC GOLD ........................     7.00    02/01/98    6,945,960
    1,259   Federal National Mortgage Assoc. ................................     9.50    06/01/20    1,327,910
    7,772   Government National Mortgage Assoc. II ARM ......................     6.875   10/20/24-
                                                                                          12/20/24    7,991,868
   31,528   Government National Mortgage Assoc. II ARM ......................     7.125   08/20/22   32,514,994
   29,935   Government National Mortgage Assoc. II ARM ......................     7.375   06/20/22-
                                                                                          06/20/25   30,915,072
                                                                                                   -------------
            TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES
             (Identified Cost $101,424,921) ....................................................... 103,396,553
                                                                                                   -------------
            COLLATERALIZED MORTGAGE OBLIGATIONS (46.6%)
            U.S. GOVERNMENT AGENCIES (39.1%)
       23   Federal Home Loan Mortgage Corp. 1370 K (PAC I/O) ............... 1,089.16    09/15/22      660,169
    8,205   Federal Home Loan Mortgage Corp. 1504 A (PAC) ...................     7.00    07/15/22    8,404,224
    2,257   Federal Home Loan Mortgage Corp. 1508 Q .........................     7.50 +  05/15/23    1,933,930
   11,120   Federal Home Loan Mortgage Corp. 1560 A (PAC) ...................     6.50    02/15/23   10,961,552
    6,789   Federal Home Loan Mortgage Corp. G 15 P .........................     6.50    08/25/20    6,746,838
   22,265   Federal Home Loan Mortgage Corp. G 21 M .........................     6.50    10/25/23   21,822,047
    7,856   Federal National Mortgage Assoc. 1993-163 A .....................     7.00    03/25/23    7,900,752
    9,017   Federal National Mortgage Assoc. 1993-165 SE ....................     7.543+  09/25/23    7,995,740
   16,940   Federal National Mortgage Assoc. 1993-167 M (PAC) ...............     6.00    09/25/23   16,616,415
                                                                                                   -------------
            TOTAL U.S. GOVERNMENT AGENCIES (Identified Cost $84,638,282) ....                        83,041,667
                                                                                                   -------------
            PRIVATE ISSUES (7.5%)
      874   Citicorp Mortgage Securities, Inc. 1991-1  ......................     8.50    03/25/06      854,675
   12,232   CountryWide Funding Corp. 1993-7 AS3 (TAC) ......................     8.662+  11/25/23    9,517,893
    2,890   General Electric Capital Mortgage Services, Inc. 1992-11 M ......     8.00    09/25/22    2,955,376
    2,721   Resolution Trust Corp. 1991-6 C1 ................................     9.00    09/25/28    2,611,702
                                                                                                   -------------
            TOTAL PRIVATE ISSUES (Identified Cost $19,439,984) ....................................  15,939,646
                                                                                                   -------------
            TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
             (Identified Cost $104,078,266) ....................................................... $98,981,313
                                                                                                   -------------

                      SEE NOTES TO FINANCIAL STATEMENTS


TCW/DW NORTH AMERICAN GOVERNMENT INCOME TRUST
PORTFOLIO OF INVESTMENTS October 31, 1997, continued

 PRINCIPAL
 AMOUNT IN                                                                     COUPON    MATURITY
 THOUSANDS                                                                      RATE       DATE        VALUE
----------------------------------------------------------------------------------------------------------------
            SHORT-TERM INVESTMENTS (4.4%)
            COMMERCIAL PAPER (a)(3.7%)
   $7,800   BP America, Inc. (Amortized Cost $7,797,543) ....................   5.67%    11/03/97     $7,797,543
            REPURCHASE AGREEMENT (0.7%)
    1,535   The Bank of New York (dated 10/31/97; proceeds $1,536,188) (b)
             (Identified Cost $1,535,484) ...................................   5.50     11/03/97      1,535,484
                                                                                                   -------------
            TOTAL SHORT-TERM INVESTMENTS (Identified Cost $9,333,027) .............................    9,333,027
                                                                                                   -------------
            TOTAL INVESTMENTS (Identified Cost $214,836,214)(c) ........................   99.8%     211,710,893
            OTHER ASSETS IN EXCESS OF LIABILITIES ......................................    0.2          328,842
                                                                                        ---------- -------------
            NET ASSETS .................................................................  100.0%    $212,039,735
                                                                                        ========== =============

------------
ARM       Adjustable rate mortgage.
I/O       Interest-only securities.
PAC       Planned Amortization Class.
PC        Participation Certificate.
TAC       Targeted Amortization Class.
+ Inverse floater: interest rate moves inversely to a designated index, such as LIBOR (London Inter-Bank Offered Rate) or COFI (Cost of Funds Index), typically at a multiple of the changes of the relevant index rate.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) Collateralized by $1,536,978 Federal National Mortgage Assoc. 6.60% due 09/20/02 valued at $1,566,194.
(c) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $2,858,987 and the aggregate gross unrealized depreciation is $5,984,308, resulting in net unrealized depreciation of $3,125,321.

                      SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW NORTH AMERICAN GOVERNMENT INCOME TRUST
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
October 31, 1997

ASSETS:
Investments in securities, at value
 (identified cost $214,836,214)...........  $ 211,710,893
Receivable for:
 Interest.................................      1,209,408
 Principal paydowns.......................        663,193
 Shares of beneficial interest sold ......         98,697
Prepaid expenses..........................         40,059
                                           ---------------
  TOTAL ASSETS............................    213,722,250
                                           ---------------
LIABILITIES:
Payable for:
 Shares of beneficial interest
  repurchased.............................      1,230,284
 Plan of distribution fee.................        138,344
 Dividends to shareholders................         89,056
 Management fee...........................         71,939
 Investment advisory fee..................         47,959
Accrued expenses..........................        104,933
Contingencies (Note 10)...................        --
                                           ---------------
  TOTAL LIABILITIES.......................      1,682,515
                                           ---------------
  NET ASSETS..............................  $ 212,039,735
                                           ===============
COMPOSITION OF NET ASSETS:
Paid-in-capital...........................  $ 445,268,361
Net unrealized depreciation...............     (3,125,321)
Accumulated undistributed net investment
 income...................................        391,193
Accumulated net realized loss.............   (230,494,498)
                                           ---------------
  NET ASSETS..............................  $ 212,039,735
                                           ===============
NET ASSET VALUE PER SHARE,
 24,679,449 shares outstanding (unlimited
 shares authorized of $.01 par value) ....          $8.59
                                                    ======

STATEMENT OF OPERATIONS
For the year ended October 31, 1997

NET INVESTMENT INCOME:
INTEREST INCOME.......................  $18,423,552
                                       -------------
EXPENSES
Plan of distribution fee..............    1,978,311
Management fee........................    1,052,959
Investment advisory fee...............      701,973
Transfer agent fees and expenses .....      371,370
Professional fees.....................      147,017
Registration fees.....................       44,216
Shareholder reports and notices ......       42,085
Trustees' fees and expenses...........       33,413
Organizational expenses...............       30,208
Other.................................       40,263
                                       -------------
  TOTAL EXPENSES......................    4,441,815
                                       -------------
  NET INVESTMENT INCOME...............   13,981,737
                                       -------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss.....................   (2,132,540)
Net change in unrealized
 depreciation.........................    6,751,649
                                       -------------
  NET GAIN............................    4,619,109
                                       -------------
NET INCREASE..........................  $18,600,846
                                       =============

                      SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW NORTH AMERICAN GOVERNMENT INCOME TRUST
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS

                                                          FOR THE YEAR        FOR THE YEAR
                                                              ENDED               ENDED
                                                        OCTOBER 31, 1997    OCTOBER 31, 1996
---------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income .................................   $  13,981,737      $  27,987,343
Net realized loss......................................      (2,132,540)       (14,716,492)
Net change in unrealized appreciation..................       6,751,649         13,910,483
                                                        ----------------   ----------------
  NET INCREASE.........................................      18,600,846         27,181,334
Dividends from net investment income...................     (13,827,194)       (26,893,174)
Net decrease from transactions in shares of beneficial
 interest..............................................    (143,263,528)      (308,065,887)
                                                        ----------------   ----------------
  NET DECREASE.........................................    (138,489,876)      (307,777,727)
NET ASSETS:
Beginning of period....................................     350,529,611        658,307,338
                                                        ----------------   ----------------
  END OF PERIOD
  (Including undistributed net investment income of
  $391,193 and $236,650, respectively).................   $ 212,039,735      $ 350,529,611
                                                        ================   ================

                      SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW NORTH AMERICAN GOVERNMENT INCOME TRUST
NOTES TO FINANCIAL STATEMENTS October 31, 1997

1. ORGANIZATION AND ACCOUNTING POLICIES

TCW/DW North American Government Income Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company. The Fund's investment objective is to earn a high level of income while maintaining relatively low volatility of principal. The Fund was organized as a Massachusetts business trust on February 19, 1992 and commenced operations on July 31, 1992.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (2) when market quotations are not readily available, including circumstances under which it is determined by TCW Funds Management, Inc. (the "Adviser") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (3) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Fund amortizes premiums and accretes discounts based on the respective life of the securities. Interest income is accrued daily.

C. FOREIGN CURRENCY TRANSLATION -- The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the

TCW/DW NORTH AMERICAN GOVERNMENT INCOME TRUST
NOTES TO FINANCIAL STATEMENTS October 31, 1997, continued

Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

D. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund may enter into forward foreign currency contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized foreign currency gain or loss. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

E. DOLLAR ROLLS -- The Fund may enter into dollar rolls in which the Fund sells securities for delivery and simultaneously contracts to repurchase substantially similar securities at the current sales price on a specified future date. The difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") is amortized over the life of the dollar roll.

F. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

TCW/DW NORTH AMERICAN GOVERNMENT INCOME TRUST
NOTES TO FINANCIAL STATEMENTS October 31, 1997, continued

H. ORGANIZATIONAL EXPENSES -- Dean Witter InterCapital Inc., an affiliate of Dean Witter Services Company Inc. (the "Manager"), paid the organizational expenses of the Fund in the amount of approximately $200,000 and was reimbursed for the full amount thereof. Such expenses have been deferred and were fully amortized as of July 30, 1997.

2. MANAGEMENT AGREEMENT

Pursuant to a Management Agreement, the Fund pays the Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.39% to the portion of daily net assets not exceeding $3 billion and 0.36% to the portion of daily net assets exceeding $3 billion.

Under the terms of the Agreement, the Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Manager. The Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. INVESTMENT ADVISORY AGREEMENT

Pursuant to an Investment Advisory Agreement with the Adviser, the Fund pays an advisory fee, calculated daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.26% to the portion of average daily net assets not exceeding $3 billion and 0.24% to the portion of average daily net assets exceeding $3 billion.

Under the terms of the Agreement, the Fund has retained the Adviser to invest the Fund's assets, including placing orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates such information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective. In addition, the Adviser pays the salaries of all personnel, including officers of the Fund, who are employees of the Adviser.

4. PLAN OF DISTRIBUTION

Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Manager, is the distributor of the Fund's shares and, in accordance with a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act, finances certain expenses in connection with the distribution of shares of the Fund.

TCW/DW NORTH AMERICAN GOVERNMENT INCOME TRUST
NOTES TO FINANCIAL STATEMENTS October 31, 1997, continued

Under the Plan, the Distributor bears the expense of all promotional and distribution related activities on behalf of the Fund, except for expenses that the Trustees determine to reimburse, as described below. The following activities and services may be provided by the Distributor, Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Distributor and Investment Manager, its affiliates or any other selected broker-dealer under the Plan:
(1) compensation to, and expenses of, account executives of DWR and others, including overhead and telephone expenses; (2) sales incentives and bonuses to sales representatives and to marketing personnel in connection with promoting sales of the Fund's shares; (3) expenses incurred in connection with promoting sales of the Fund's shares; (4) preparing and distributing sales literature; and (5) providing advertising and promotional activities, including direct mail solicitation and television, radio, newspaper, magazine and other media advertisements.

The Fund is authorized to reimburse the Distributor for specific expenses the Distributor incurs or plans to incur in promoting the distribution of the Fund's shares. The amount of each monthly reimbursement payment may in no event exceed an amount equal to a payment at the annual rate of 0.75% of the Fund's average daily net assets during the month. Expenses incurred pursuant to the Plan in any fiscal year in excess of 0.75% of the Fund's average daily net assets will not be reimbursed by the Fund through payments accrued in any subsequent fiscal year. For the year ended October 31, 1997, the distribution fee was accrued at the annual rate of 0.73%.

5. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The proceeds from sales/prepayments of portfolio securities, excluding short-term investments, for the year ended October 31, 1997 were as follows:

                                   SALES/
                                PREPAYMENTS
                               -------------
U.S. Government Agencies.....  $124,400,112
Private Issue CMOs ..........     1,743,128

Dean Witter Trust FSB, an affiliate of the Manager and Distributor, is the Fund's transfer agent. At October 31, 1997, the Fund had transfer agent fees and expenses payable of approximately $8,300.

TCW/DW NORTH AMERICAN GOVERNMENT INCOME TRUST
NOTES TO FINANCIAL STATEMENTS October 31, 1997, continued

6. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                    FOR THE YEAR                   FOR THE YEAR
                                       ENDED                           ENDED
                                  OCTOBER 31, 1997               OCTOBER 31, 1996
                           ------------------------------ ------------------------------
                               SHARES          AMOUNT         SHARES          AMOUNT
                           -------------- --------------  -------------- ---------------
Sold .....................     2,792,480   $  23,503,988      4,379,571    $  36,607,829
Reinvestment of
 dividends................     1,223,673      10,240,883      2,403,699       19,895,478
Repurchased ..............   (21,098,837)   (177,008,399)   (44,094,721)    (364,569,194)
                           -------------- --------------  -------------- ---------------
Net decrease..............   (17,082,684)  $(143,263,528)   (37,311,451)   $(308,065,887)
                           ============== ==============  ============== ===============

7.  FEDERAL INCOME TAX STATUS

At October 31, 1997, the Fund had an approximate net capital loss carryover of $230,494,000, which may be used to offset future capital gains to the extent provided by regulations, which is available through October 31 of the following years:

          AMOUNTS IN THOUSANDS
----------------------------------------
   2002       2003       2004      2005
---------  ---------- ---------  -------
 $53,086    $160,560    $14,716   $2,132
=========  ========== =========  =======

8. REVERSE REPURCHASE AND DOLLAR ROLL AGREEMENTS

Reverse repurchase and dollar roll agreements involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase or dollar roll agreement files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the agreement may be restricted pending a determination by the other party, its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

Reverse repurchase agreements are collateralized by Fund securities with a market value in excess of the Fund's obligation under the contract.

9. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Fund may enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

TCW/DW NORTH AMERICAN GOVERNMENT INCOME TRUST
NOTES TO FINANCIAL STATEMENTS October 31, 1997, continued

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At October 31, 1997, there were no outstanding forward contracts.

10. LITIGATION

Several class action lawsuits, which have been consolidated for pretrial purposes, were instituted in 1995 in the United States District Court, in New York, against the Fund, some of its Trustees and officers, its underwriter and distributor, the Adviser, the Manager, and other defendants, by certain shareholders of the Fund. The consolidated amended complaint asserts claims under the Securities Act of 1933 and generally alleges that the defendants made inadequate and misleading disclosures in the prospectuses for the Fund, in particular as such disclosures relate to the nature and risks of the Fund's investments in mortgage-backed securities and Mexican securities. The plaintiffs also challenge certain fees paid by the Fund as excessive. Damages are sought in an unspecified amount. All defendants have moved to dismiss the consolidated amended complaint, and on May 8, 1996 the motions to dismiss were denied. The defendants moved for reargument and on August 28, 1996 the Court issued a second opinion which granted the motion to dismiss in part. On December 4, 1996 the defendants filed a renewed motion to dismiss which was denied by the Court on November 20, 1997. The Court has also certified a plaintiff class pursuant to the Federal Rules of Civil Procedure.

The ultimate outcome of these matters is not presently determinable, and no provision has been made in the Fund's financial statements for the effect, if any, of such matters.

TCW/DW NORTH AMERICAN GOVERNMENT INCOME TRUST
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:


                                                                                            FOR THE PERIOD
                                                   FOR THE YEAR ENDED OCTOBER 31            JULY 31, 1992*
                                          ------------------------------------------------     THROUGH
                                            1997      1996     1995      1994      1993    OCTOBER 31, 1992
------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period  ...  $ 8.39    $ 8.33   $ 8.89    $10.11    $ 9.96        $10.00
                                          -------- --------  -------- ---------  -------- ----------------
Net investment income ...................    0.44      0.47     0.69      0.68      0.77          0.18
Net realized and unrealized gain (loss)      0.19      0.04    (0.59)    (1.18)     0.14         (0.05)
                                          -------- --------  -------- ---------  -------- ----------------
Total from investment operations  .......    0.63      0.51     0.10     (0.50)     0.91          0.13
                                          -------- --------  -------- ---------  -------- ----------------
Less dividends and distributions from:
 Net investment income ..................   (0.43)    (0.45)    --       (0.47)    (0.76)        (0.17)
 Net capital gain .......................    --        --       --       (0.02)     --            --
 Paid-in-capital ........................    --        --      (0.66)    (0.23)     --            --
                                          -------- --------  -------- ---------  -------- ----------------
Total dividends and distributions  ......   (0.43)    (0.45)   (0.66)    (0.72)    (0.76)        (0.17)
                                          -------- --------  -------- ---------  -------- ----------------
Net asset value, end of period ..........  $ 8.59    $ 8.39   $ 8.33    $ 8.89    $10.11        $ 9.96
                                          ======== ========  ======== =========  ======== ================
TOTAL INVESTMENT RETURN+ ................    7.80%     6.38%    1.61%    (5.06)%    9.35%         1.28%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ................................    1.65%     1.64%    1.59%     1.52%     1.54%         1.80%(2)
Net investment income ...................    5.18%     5.71%    8.28%     6.85%     7.78%         8.36%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in millions  .    $212      $351     $658    $1,360    $2,986          $762
Portfolio turnover rate .................    --          13%      44%       27%       77%            2%(1)

------------
*      Commencement of operations.
+ Calculated based on the net asset value as of the last business day of the period.
(1)    Not annualized.
(2)    Annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW NORTH AMERICAN GOVERNMENT INCOME TRUST
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF TCW/DW NORTH AMERICAN GOVERNMENT INCOME TRUST

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TCW/DW North American Government Income Trust (the "Fund") at October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended and for the period July 31, 1992 (commencement of operations) through October 31, 1992, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1997 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
December 17, 1997

TRUSTEES

John C. Argue
Richard M. DeMartini
Charles A. Fiumefreddo
John R. Haire
Dr. Manuel H. Johnson
Thomas E. Larkin, Jr.
Michael E. Nugent
John L. Schroeder
Marc L. Stern

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Thomas E. Larkin, Jr.
President

Barry Fink
Vice President, Secretary and General Counsel

Philip A. Barach
Vice President

James M. Goldberg
Vice President

Jeffrey E. Gundlach
Vice President

Frederick H. Horton
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

MANAGER

Dean Witter Services Company Inc.

ADVISER

TCW Funds Management, Inc.


This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.



TCW/DW

NORTH AMERICAN
GOVERNMENT
INCOME TRUST


ANNUAL REPORT
OCTOBER 31, 1997